UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

Murphy Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MURPHY OIL CORPORATION 9805 KATY FREEWAY, SUITE G-200 HOUSTON, TEXAS 77024 D72718-P66381-Z81797 Your Vote Counts! MURPHY OIL CORPORATION 2022 Annual Meeting Vote by May 10, 2022 11:59 PM ET. For shares held in a Plan, vote by May 9, 2022 11:59 PM ET. You invested in MURPHY OIL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 11, 2022 10:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/MUR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. T.J. Collins For 1b. S.A. Cossé For 1c. C.P. Deming For 1d. L.R. Dickerson For 1e. M.A. Earley For 1f. R.W. Jenkins For 1g. E.W. Keller For 1h. J.V. Kelley For 1i. R.M. Murphy For 1j. J.W. Nolan For 1k. R.N. Ryan, Jr. For 1l. N.E. Schmale For 1m. L.A. Sugg For 2. Advisory vote on executive compensation. For 3. Approval of the appointment of KPMG LLP as independent registered public accounting firm for 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D72719-P66381-Z81797